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                                                                   EXHIBIT 10.18



RECORDING REQUESTED BY:  )
                         )
THE CITY OF LONG BEACH   )
333 WEST OCEAN BOULEVARD )
LONG BEACH, CA 90802     )
                         )
AND                      )
                         )
WHEN RECORDED MAIL TO:   )
                         )
THE CITY OF LONG BEACH   )
CITY ATTORNEY'S OFFICE   )
333 WEST OCEAN BOULEVARD )
LONG BEACH, CA 90802     )

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                       (Space above for Recorder's Use)

                               AMENDMENT NO. 1 TO
                               ------------------

                             DEVELOPMENT AGREEMENT
                             ---------------------
                         (Airport Traffic Study Area)


                         KILROY LONG BEACH ASSOCIATES

     The following AMENDMENT TO DEVELOPMENT AGREEMENT is made and entered into as of this 17th day of April, 1992, pursuant to Ordinance No. C-6985 adopted by the City Council of the City of Long Beach on the 24th day of March, 1992, by and between the CITY OF LONG BEACH, a municipal corporation of the State of California ("City"), and KILROY LONG BEACH ASSOCIATES, a California limited partnership ("Developer").

     WHEREAS, on October 5, 1990, a Development Agreement was entered into between City and Developer pursuant to City Ordinance No. C-6788; and

     WHEREAS, the Development Agreement provided that it would terminate as to parcel "B" in the event that certain conditions were not satisfied within the time set forth therein; and

     WHEREAS, the parties hereto now desire to amend the Development Agreement to extend the time for satisfaction of the conditions and to clarify certain other provisions; and

     WHEREAS, notice has been given and a public hearing held on March 17, 1992 in accordance with Section 65868 of the Government Code, and Ordinance No. C-6985 was thereafter adopted approving this Amendment;

     NOW, THEREFORE, the Development Agreement between the parties hereto is hereby amended as follows:

     1. All references to the year "1992" in Subsections 2.01B. and 2.06B. are hereby changed to read "1994."

     2.   The phrase "at least twenty (20) years" in Subsections

                                    1 of 2
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2.01.B.2 and 2.06B. is hereby deleted and in its place is inserted the phrase
"at least equal to the remaining term of this Agreement on the date of execution."

     3. The parties agree that this amendment does not affect, amend or change the Effective Date of the Development Agreement as set forth therein.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed in duplicate with all the formalities required by law on the respective dates set forth opposit their signatures.

                  "CITY"

                  CITY OF LONG BEACH, a municipal
                  corporation

4/17 , 1992       By [Signature]              EXECUTED PURSUANT
-----                ----------------------------------
                     ASSISTANT City Manager   TO SECTION 301 OF
                                              THE CITY CHARTER.

                  "DEVELOPER"

                  KILROY LONG BEACH ASSOCIATES, a
                  California limited partnership

                  By: KILROY INDUSTRIES, a California
                      Corporation, General Partner

April 14, 1992    By /s/ Marshall L. McDaniel
--------             ----------------------------------
                         MARSHALL L. McDANIEL
                     Executive Vice President & Secretary

     The foregoing AMENDMENT TO DEVELOPMENT AGREEMENT is hereby approved as to form the 16th day of April, 1992.

                  JOHN C. CALHOUN, City Attorney



                  By  [Signature]
                     ----------------------------------
                      Assistant

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                          DEVELOPER'S ACKNOWLEDGMENT
                          --------------------------

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

     On April 13, 1992, before me, the undersigned, a Notary Public in and for said State, personally appeared MARSHALL L. McDANIEL, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed this instrument as Executive Vice President and Secretary of KILROY INDUSTRIES, the corporation that executed this instrument as the general partner of KILROY LONG BEACH ASSOCIATES, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that said partnership executed the same.

     WITNESS my hand and official seal.

[Seal]

[Seal appears here]
                                                   /s/ Bonnie Dietz
                                                 ------------------------------
                                                 Notary Public in and for said
                                                 County and State